UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 29, 2008

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National Presto Industries, Inc.

(Exact name of registrant as specified in its charter)

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Wisconsin	1-2451	39-0494170
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

3925 North Hastings Way

Eau Claire, Wisconsin  54703-3703

(Address of Principal Executive Office) (Zip Code)

715-839-2121

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

The registrant announced that its Board of Directors has elected Randy Lieble as its Chief Financial Officer, Vice President, and Treasurer effective September 8, 2008.  Mr. Lieble is 55 years old and had worked for the registrant for 30 years in a variety of capacities, which included internal audit, cash manager, and ultimately, Treasurer, Chief Financial Officer, Vice President, and Secretary. Mr. Lieble also served as director of the registrant from January 1, 2007 to July 29, 2007.  In July 2007, he submitted his resignation from registrant (which became effective the afternoon of August 27, 2007) to become a financial adviser for UBS Financial Services, a position which he has held during the past year.

A news release describing the above in more detail is attached as Exhibit 99.1.

Item 9.01

Financial Statements and Exhibits

Exhibit 99.1	Press Release of National Presto Industries, Inc. dated August 29, 2008, announcing the election of Randy Lieble as its Chief Financial Officer, Vice President, and Treasurer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Presto Industries, Inc.
(Registrant)

By:	/s/ Maryjo Cohen
Maryjo Cohen President and Chief Executive Officer

Date:  September 3, 2008